                                                             EXHIBIT 23(H)(I)(C)

                                AMENDED EXHIBIT A

     THIS EXHIBIT A, amended and restated as of May 25, 2006, is Exhibit A to that certain Transfer Agency Services Agreement dated as of November 1, 1999 between PFPC Inc. and WT Mutual Fund.

Wilmington Short/Intermediate-Term Bond Fund    Institutional
                                                Investor

Wilmington Broad Market Bond Fund               Institutional
                                                Investor

Wilmington Municipal Bond Fund                  Institutional
                                                Investor

Wilmington Short-Term Bond Fund                 Institutional
                                                Investor

Wilmington Large-Cap Core Fund                  Institutional
                                                Investor

Wilmington Large-Cap Value Fund                 Institutional
                                                Investor

Wilmington Small-Cap Core Fund                  Institutional
                                                Investor

Wilmington Multi-Manager Real Asset Fund        Institutional
                                                Investor

Wilmington Multi-Manager International Fund     Institutional
                                                Investor

Wilmington Multi-Manager Large-Cap Fund         Institutional
                                                Investor
                                                Service

Wilmington Multi-Manager Mid-Cap Fund           Institutional
                                                Investor
                                                Service

Wilmington Multi-Manager Small-Cap Fund         Institutional
                                                Investor
                                                Service

Wilmington Large-Cap Growth Fund                Institutional
                                                Investor

Roxbury Mid-Cap Fund                            Institutional
                                                Investor

Roxbury Small-Cap Growth Fund                   Institutional
                                                Investor

Roxbury Micro-Cap Fund                          Institutional
                                                Investor

Wilmington Prime Money Market Fund              Institutional (formerly, Investor)
                                                Service
                                                Class W

Wilmington U.S. Government Money Market Fund    Institutional (formerly, Investor)
                                                Service
                                                Class W

Wilmington Tax - Exempt Money Market Fund       Institutional
                                                Class W (formerly, Service)

Wilmington Aggressive Asset Allocation Fund     Institutional
                                                Investor

Wilmington Moderate Asset Allocation Fund       Institutional
                                                Investor

Wilmington Conservative Asset Allocation Fund   Institutional
                                                Investor

Wilmington Small-Cap Growth Fund                Institutional
                                                Investor

Wilmington Mid-Cap Core Fund                    Institutional
                                                Investor

Wilmington Small-Cap Value Fund                 Institutional
                                                Investor

Wilmington ETF Allocation Fund                  Institutional
                                                Investor

Wilmington Tax-Managed Cap-Free Fund            Institutional
                                                Investor

PFPC INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WT MUTUAL FUND


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------